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Exhibit 23.1

Consent of Independent Auditors

The Board of Directors
Maxim Pharmaceuticals, Inc.:

        We consent to the use of our report dated November 9, 2001, appearing in the Annual Report on Form 10-K of Maxim Pharmaceuticals, Inc. for the year ended September 30, 2001, incorporated herein by reference in the Form S-8 Registration Statement dated November 19, 2002.

/s/ KPMG LLP

San Diego, California
November 19, 2002

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  Exhibit 23.1
Consent of Independent Auditors